Exhibit T3B.44

MODIFICATION NO. ONE TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
CBL-D’IBERVILLE MEMBER, LLC

THIS MODIFICATION NO. ONE TO LIMITED LIABILITY COMPANY AGREEMENT is made and entered into to be effective as of the 14th day of August, 2008 (this “Amendment”), by CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“CBL OP”), and CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation (“CBL Management;” together with CBL OP referred to herein as the “Members”).

WITNESSETH:

WHEREAS, CBL-D’Iberville Member, LLC, a Mississippi limited liability company (the “Company”), is governed by that certain Limited Liability Company Agreement dated April 25, 2008 (the “Agreement”), between CBL OP and CBL Management; and

WHEREAS, the Company owns certain Outparcels which are portions of the shopping center located in D’Iberville, Mississippi and commonly known and referred to as ‘The Promenade” as more particularly described in the Agreement; and

WHEREAS, pursuant to Article 1.01 of the Agreement, the Members of the company may revise or replace Exhibit “C” of the Agreement to reflect a change in the designation of the Outparcels; and

WHEREAS, the Members desire to modify the Agreement to memorialize the changes in the designation of the Outparcels and to further amend the Agreement as set forth herein.

NOW, THEREFORE, the Members hereby modify the Agreement as follows:

1.        Exhibit “C” attached hereto is hereby substituted in lieu of Exhibit “C” attached to the Agreement.

2.        Except as herein modified, the Agreement shall remain in full force and effect.

3.        Capitalized terms used but not defined herein shall have the meaning ascribed lo such term in the Agreement.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, this Amendment is executed by the Members to be effective as of the date first set forth above.

MEMBERS:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc..
its sole general partner

By:
Name:	Augustus N. Stephas
Title:	Sr. Vice President and Chief Operating Officer

CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation

By:
Name:	Augustus N. Stephas
Title:	Sr. Vice President and Chief Operating Officer

Attached to and made a part of that certain limited Liability Company Agreement of CBL- D’Iberville Member. LLC.

EXHIBIT “C”

Site Plan Depicting Outparcels

(to be attached)

MODIFICATION NO. TWO TO
LIMITED LIABILITY COMPANY AGREEMENT
OF
CBL-D’IBERVILLE MEMBER, LLC

THIS MODIFICATION NO. TWO TO LIMITED LIABILITY COMPANY AGREEMENT is made and entered into to be effective as of the 19th day of March, 2009 (this “Amendment”), by CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (“CBL OP”), and CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation “CBL Management;” together with CBL OP referred to herein as the “Members”).

WITNESSETH:

WHEREAS. CBL-D’Iberville Member, LLC, a Mississippi limited liability compam (the “Company”), is governed by that certain Limited Liability Company Agreement dated April 25, 2008, and by Modification No. One to Limited Liability Company Agreement dated effective August 14, 2008 (collectively, the “Agreement”), between CBL OP and CBL Management; and

WHEREAS, the Company owns certain Outparcels which are portions of the shopping center located in D’Iberville, Mississippi and commonly known and referred to as “The Promenade” as more particularly described in the Agreement; and

WHEREAS, pursuant to Article 1.01 of the Agreement, the Members of the Company may revise or replace Exhibit “C” of the Agreement to reflect a change in the designation of the Outparcels. and

WHEREAS, the Members desire to modify the Agreement to memorialize the changes in the designation of the Outparcels and to further amend the Agreement as set forth herein.

NOW, THEREFORE, the Members hereby modify the Agreement as follows:

1.        Exhibit “C” attached hereto is hereby substituted in lieu of Exhibit “C” attached to the Agreement.

2.        Except as herein modified, the Agreement shall remain in full force and effect.

3.        Capitalized terms used but not defined herein shall have the meaning ascribed lo such term in the Agreement.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, this Amendment is executed by the Members to be effective as of the date first set forth above.

MEMBERS:

CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership

By:	CBL Holdings I, Inc..
its sole general partner

By:
Name:	Augustus N. Stephas
Title:	Sr. Vice President and Chief Operating Officer

CBL & ASSOCIATES MANAGEMENT, INC., a Delaware corporation

By:
Name:	Augustus N. Stephas
Title:	Sr. Vice President and Chief Operating Officer

Attached to and made a part of that certain limited Liability Company Agreement of CBL- D’Iberville Member, LLC.

EXHIBIT “C”

Site Plan Depicting Outparcels

(manually attached)